SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                           Date of Report: May 9, 2002
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2002-6)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72082                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2002-6. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2002-6 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2002-6 REMIC Pass-Through Certificates.

     On May 30, 2002, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before May 1, 2002) as of May 1, 2002 of $426,799,470.21. The mortgage loans that have original maturites of at least 20 years but not more than 30 years, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before May 1, 2002) as of May 1, 2002 of $331,601,986.80. The
mortgage loans that have original maturites of at least 10 years but not more than 15 years, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before May 1, 2002) as of May 1, 2002 of $95,197,483.41. Information below is provided with respect to all mortgage loans expected to be included in the mortgage loan pool.

     The total numbers of the pool I mortgage loans and the pool II mortgage loans as of May 1, 2002 were 747 and 204, respectively. The weighted average interest rates of the pool I mortgage loans and the pool II mortgage loans (before deduction of the servicing fee) as of May 1, 2002 were 7.018% and 6.598%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of May 1, 2002 were
356.94 months and 174.95 months, respectively. All mortgage loans have original maturities of at least 10 but not more than 30 years. None of the pool I mortgage loans or the pool II mortgage loans were originated prior to June 1, 2001 or after May 1, 2002. The weighted average original terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of May 1, 2002 were 358.62 months and 177.19 months, respectively.

     None of the pool I mortgage loans and the pool II mortgage loans have a scheduled maturity later than May 1, 2032 and May 1, 2017, respectively. Each pool I mortgage loan and pool II mortgage loan had an original principal balance of not less than $69,000 and $20,500, respectively, nor more than $1,000,000. Pool I mortgage loans having an aggregate scheduled principal balance of $8,778,181, as of May 1, 2002, had loan-to-value ratios at origination in excess of 80%, but no pool I mortgage loans had loan-to-value ratios in excess of 95%. None of the pool II mortgage loans, as of May 1, 2002, had loan-to-value ratios at origination in excess of 80%. The weighted average loan-to-value ratios at origination of the pool I mortgage loans and the pool II mortgage loans as of May 1, 2002 were 66.2% and 55.7%, respectively. No more than $3,618,010 and $2,057,050, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties located in any one zip code. At least 96%(2) and 94%, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.

-----------
1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72082).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans or as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans.

     At least 97% and 96%, respectively, of the pool I mortgage loans and the pool II mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 3% and 4%, respectively of the pool I mortgage loans and the pool II mortgage loans will be mortgage loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 66% and 89%, respectively, of the pool I mortgage loans and the pool II mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the pool I mortgage loans and the pool II mortgage loans for which additional collateral was pledged, taken as a group:

     1. the numbers of such pool I mortgage loans and pool II mortgage loans are 5 and 2, respectively;

     2. such pool I mortgage loans and pool II mortgage loans have aggregate scheduled principal balances of $773,400 and $618,057, respectively;

     3. the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, taking into account the loanable value of the pledged additional collateral, are 79.60% and 70.73%, respectively; and

     4. the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, without taking into account the loanable value of the pledged additional collateral, are 94.9% and 100.0%, respectively.

     Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 6.500%. Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 6.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I premium loans and the pool I discount loans were $310,778,343 and $20,823,644, respectively. The weighted average interest rates of the pool I premium loans and the pool I discount loans, as of the cut-off date, were 7.049% and 6.554%, respectively. The weighted average remaining terms to stated maturity of the pool I premium loans and the pool I discount loans, as of the cut-off date, were
356.78 months and 356.63 months, respectively.

     Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 6.000%. Pool II discount loans will consist of pool II mortgage loans with net loan rates less than 6.000%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool II premium loans and the pool II discount loans were $94,263,896 and $933,588, respectively. The weighted average interest rates of the pool II premium loans and the pool II discount loans, as of the cut-off date, were 6.603% and 6.125%, respectively. The weighted average remaining terms to stated maturity of the pool II premium loans and the pool II discount loans, as of the cut-off date, were 174.92 months and 178.00 months, respectively.

      The following tables set forth information regarding the mortgage loans as of May 1, 2002.


                 YEARS OF ORIGINATION OF POOL I MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2001                                118                         $ 50,406,220

2002                                629                          281,195,767


Total                               747                         $331,601,987
                                    ===                         ============


                 YEARS OF ORIGINATION OF POOL II MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2001                                 44                          $22,153,645

2002                                160                           73,043,838


Total                               204                          $95,197,483
                                    ===                          ===========

              TYPES OF DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     630                         $282,591,221

Multi-family Dwellings*               7                            3,228,668

Townhouses                           12                            5,095,483

Condominium Units (one to four       22                            8,250,506
stories high)

Condominium Units (over four         12                            4,922,150
stories high)

Cooperative Units                    64                           27,513,959


Total                               747                         $331,601,987
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family, 3-family and 4-family.


              TYPES OF DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     183                          $85,961,092

Multi-family Dwellings*               1                              568,122

Townhouses                            5                            2,131,570

Condominium Units (one to four        3                            1,568,870
stories high)

Condominium Units (over four          3                              991,449
stories high)

Cooperative Units                     9                            3,976,380


Total                               204                          $95,197,483
                                    ===                          ===========

-----------
*   Multi-family dwellings are 2-family.

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            740                         $328,373,318

2-family                              5                            2,743,117

3-family                              1                              299,742

4-family                              1                              185,810


Total                               747                         $331,601,987
                                    ===                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            203                          $94,629,361

2-family                              1                              568,122


Total                               204                          $95,197,483
                                    ===                          ===========

                         SIZE OF POOL I MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    6                         $    564,922

$150,000 through $199,999             2                              346,674

$200,000 through $249,999             1                              244,000

$250,000 through $299,999             6                            1,704,722

$300,000 through $349,999           154                           50,698,888

$350,000 through $399,999           191                           71,847,967

$400,000 through $449,999           116                           49,458,141

$450,000 through $499,999            88                           41,859,445

$500,000 through $549,999            47                           24,599,756

$550,000 through $599,999            39                           22,424,480

$600,000 through $649,999            37                           23,437,911

$650,000 through $699,999            40                           27,445,797

$700,000 through $749,999             4                            2,909,535

$750,000 through $799,999             2                            1,594,080

$800,000 through $849,999             4                            3,294,935

$850,000 through $899,999             5                            4,453,298

$900,000 through $949,999             3                            2,749,774

$950,000 and over                     2                            1,967,662


Total                               747                         $331,601,987
                                    ===                         ============

                         SIZE OF POOL II MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$299,999 and under                    3                          $   149,861

$300,000 through $349,999            45                           14,819,138

$350,000 through $399,999            41                           15,588,674

$400,000 through $449,999            28                           11,852,837

$450,000 through $499,999            20                            9,504,506

$500,000 through $549,999            20                           10,490,575

$550,000 through $599,999            13                            7,518,059

$600,000 through $649,999             9                            5,738,085

$650,000 through $699,999            14                            9,593,842

$700,000 through $749,999             1                              729,614

$750,000 through $799,999             1                              772,166

$800,000 through $849,999             2                            1,649,796

$850,000 through $949,999             1                              926,032

$950,000 and over                     6                            5,864,298


Total                               204                          $95,197,483
                                    ===                          ===========

              DISTRIBUTION OF GROUP I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

6.125% - 6.500%                      23                         $  9,740,502

6.501% - 7.000%                     425                          191,918,470

7.001% - 7.500%                     285                          123,897,528

7.501% - 7.875%                      14                            6,045,487


Total                               747                         $331,601,987
                                    ===                         ============


              DISTRIBUTION OF POOL II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

6.125% - 6.500%                     101                          $45,336,217

6.501% - 7.000%                      98                           47,413,868

7.001% - 7.375%                       5                            2,447,398


Total                               204                          $95,197,483
                                    ===                          ===========

                     DISTRIBUTION OF POOL I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    280                         $131,857,374

65.001% - 75.000%                   191                           85,231,413

75.001% - 80.000%                   252                          105,735,020

80.001% - 85.000%                     5                            1,809,771

85.001% - 90.000%                    17                            6,248,951

90.001% - 95.000%                     2                              719,458


Total                               747                         $331,601,987
                                    ===                         ============


                     DISTRIBUTION OF POOL II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    143                          $68,417,807

65.001% - 75.000%                    38                           17,329,553

75.001% - 80.000%                    23                            9,450,123


Total                               204                          $95,197,483
                                    ===                          ===========

                           GEOGRAPHIC DISTRIBUTION OF
                      POOL I MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               9                         $  3,953,518
Arizona                              10                            3,466,717
Arkansas                              8                            3,793,214
California                          229                          104,173,117
Colorado                             17                            8,257,418
Connecticut                          18                            7,905,457
Delaware                              1                              494,574
District of Columbia                  5                            2,527,630
Florida                              14                            5,818,460
Georgia                              20                            7,648,213
Idaho                                 2                            1,023,382
Illinois                             34                           14,965,518
Indiana                               2                              628,921
Louisiana                             4                            2,156,842
Maryland                             23                            9,636,193
Massachusetts                        30                           13,979,280
Michigan                              8                            3,738,277
Minnesota                             2                              868,285
Mississippi                           1                              309,895
Missouri                              7                            3,192,176
Nevada                                7                            3,290,660
New Hampshire                         1                              317,733
New Jersey                           31                           12,656,979
New Mexico                            2                              792,432
New York                            157                           69,608,488
North Carolina                       21                            9,010,957
Ohio                                  4                            1,569,072
Oregon                                1                              439,509
Pennsylvania                          4                            2,278,387
South Carolina                       12                            5,386,950
Tennessee                             4                            2,051,023
Texas                                18                            8,199,402
Utah                                  1                              338,500
Vermont                               2                              946,524
Virginia                             23                            9,684,363
Washington                           15                            6,493,921


Total                               747                         $331,601,987
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL II MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               3                          $ 1,383,442
Arizona                               2                            1,060,748
California                           63                           29,263,366
Colorado                              1                              380,894
Connecticut                           9                            4,840,909
Florida                               6                            3,483,607
Georgia                               7                            3,359,899
Illinois                             10                            4,626,527
Indiana                               1                              354,231
Louisiana                             2                              825,379
Maryland                              2                              639,528
Massachusetts                        12                            4,799,801
Michigan                              4                            2,279,721
Mississippi                           1                              339,165
Missouri                              5                            2,527,762
Nevada                                5                            3,018,461
New Jersey                            6                            2,307,371
New York                             37                           16,567,583
North Carolina                        5                            2,260,725
Ohio                                  1                              469,197
Oregon                                1                              308,348
Pennsylvania                          2                              915,130
South Carolina                        5                            2,742,410
Tennessee                             1                              397,414
Texas                                 3                            1,429,623
Utah                                  1                              398,696
Vermont                               1                              478,469
Virginia                              5                            2,975,484
Washington                            1                              384,857
West Virginia                         1                               44,852
Wisconsin                             1                              333,884


Total                               204                          $95,197,483
                                    ===                          ===========

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: May 9, 2002